SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2001


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                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2001-A
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                    333-56802
        DELAWARE                    333-56802-01                   22-3784653
------------------------        ---------------------            -------------
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                                 IDENTIFICATION
                                                                     NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.  OTHER EVENTS


On May 18, 2001, BMW Vehicle Owner Trust 2001-A (the "Issuer") publicly issued U.S. $329,000,000 of Class A-1 3.98875% Asset Backed Notes due May, 2002, U.S. $448,000,000 of Class A-2 4.26% Asset Backed Notes due November, 2003, U.S. $499,000,000 of Class A-3 4.70% Asset Backed Notes, due March, 2005, U.S. $274,000,000 of Class A-4 5.11% Asset Backed Notes due May, 2006 and U.S. $31,800,000 Class B 5.46% Asset Backed Notes due November, 2007 (the "Notes") pursuant to an Indenture dated as of May 1, 2001 between the Issuer and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-56802) which was declared effective on May 8, 2001. The Notes were sold to J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Alex. Brown and Salomon Smith Barney (the "Underwriters") pursuant to an Underwriting Agreement dated as of May 10, 2001 among BMW Financial Services NA, LLC ("BMW FS"), BMW FS Securities LLC ("BMW Securities") and J.P. Morgan Securities Inc., as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts secured by new and used automobiles, motorcycles, light duty trucks and sport utility vehicles (the "Receivables") from BMW Securities pursuant to the Sale and Servicing Agreement dated as of May 1, 2001 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of May 1, 2001 between BMW FS and BMW Securities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)        Exhibit.
           -------

   Exhibit 1.1 Underwriting Agreement dated May 10, 2001 among BMW Financial Services, NA, LLC, BMW FS Securities LLC and J.P. Morgan Securities Inc.

   Exhibit 4.1 Indenture dated May 1, 2001 between BMW Vehicle Owner Trust 2001-A and The Chase Manhattan Bank, as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated May 1, 2001 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated May 1, 2001 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2001-A, BMW FS Securities LLC and The Chase Manhattan Bank.


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
   Exhibit 10.3 Owner Trust Administration Agreement among BMW Vehicle Owner Trust 2001-A, BMW Financial Services NA, LLC and The Chase Manhattan Bank.

   Exhibit 10.4 Receivables Purchase Agreement between BMW FS Securities LLC and BMW Financial Services NA, LLC.














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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                    BMW FS Securities LLC
                                    BMW Vehicle Owner Trust 2001-A

Date: May 25, 2001                  By: /s/ Norbert Mayer
                                        ----------------------------------
                                        Norbert Mayer
                                        Authorized Signatory

















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
                                  EXHIBIT INDEX


   Exhibit 1.1 Underwriting Agreement dated May 10, 2001 among BMW Financial Services, NA, LLC, BMW FS Securities LLC and J.P. Morgan Securities Inc.

   Exhibit 4.1 Indenture dated May 1, 2001 between BMW Vehicle Owner Trust 2001-A and The Chase Manhattan Bank, as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated May 1, 2001 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated May 1, 2001 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2001-A, BMW FS Securities LLC and The Chase Manhattan Bank.

   Exhibit 10.3 Owner Trust Administration Agreement among BMW Vehicle Owner Trust 2001-A, BMW Financial Services NA, LLC and The Chase Manhattan Bank.

   Exhibit 10.4 Receivables Purchase Agreement between BMW FS Securities LLC and BMW Financial Services NA, LLC.










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